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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 12, 2000

                        STRATEGIC SOLUTIONS GROUP, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                 1-12536                            11-2964894
          (Commission File No.)          (IRS Employer Identification No.)

                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (410) 757-2728
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)  PREVIOUS INDEPENDENT ACCOUNTANTS

(i) On May 12, 2000, Strategic Solutions Group, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountants. The decision to dismiss PricewaterhouseCoopers LLP was approved by the Audit Committee and the Board of Directors of the Registrant.

(ii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the years ended December 31 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principle. However, such reports contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

(iii) In connection with the audits of the financial statements of the Registrant for the years ended December 31, 1999 and 1998, and for the period from January 1, 2000 through May 12, 2000, the Registrant had no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to such disagreements in their report on the Registrant's financial statements for such years.

(iv) During the years ended December 31, 1999 and 1998 and the period from January 1, 2000 through May 12, 2000, there have been no reportable events (as defined in Regulation S-K item 304(a)(1)(v)).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter, dated May 12, 2000, is filed as Exhibit 16 to this Form 8-K.

(B)  NEW INDEPENDENT ACCOUNTANTS

       The Registrant engaged Grant Thornton LLP as its new independent accountant as of May 15, 2000. During the two most recent fiscal years and through May 12, 2000, the Registrant has not consulted with Grant Thorton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thorton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Registration S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

       Letter, dated May 12, 2000, concerning the change in the Registrant's Certifying Accountants.
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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRATEGIC SOLUTIONS GROUP, INC.

Dated: May 15, 2000        By: /s/ John Cadigan
                               ----------------
                               John Cadigan
                               Chief Executive Officer